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                                                                  Exhibit 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 30, 2001, included in this Form 10-K into the Company's previously filed Registration Statement (No. 33-47246) on Form S-3 as amended on February 15, 2001.



ARTHUR ANDERSEN LLP



Houston, Texas
March 30, 2000